SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2002

SEARS, ROEBUCK AND CO.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)
1-416 (Commission File Number)	36-1750680 (IRS Employer Identification No.)

3333 Beverly Road, Hoffman Estates, Illinois (Address of principal executive offices)	60179 (Zip Code)
Registrant's telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Item 7.	Financial Statements and Exhibits.

The Exhibit Index on page E-1 is incorporated herein by reference.

Item 9.	Regulation FD Disclosure.

On August 9, 2002, each of the Principal Executive Officer, Alan J. Lacy, and Principal Financial Officer, Paul J. Liska, of Sears, Roebuck and Co. submitted to the Securities and Exchange Commission a sworn statement pursuant to the order of the Securities and Exchange Commission dated June 27, 2002 (File No. 4-460).

A copy of each of these statements is attached hereto as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS, ROEBUCK AND CO.

By: /s/ Thomas E. Bergmann Thomas E. Bergmann Vice President and Controller

Date: August 12, 2002

EXHIBIT INDEX

Exhibit No.
99(a)	Statement Under Oath of Principal Executive Officer
99(b)	Statement Under Oath of Principal Financial Officer

E-1